EXHIBIT 4

SPECIMEN SPECIMEN SPECIMEN

1549

CERTIFICATE NUMBER

Juhl Wind, Inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

1,000

SHARES

[redacted]

CUSIP 48131M201

PAR VALUE $0.0001
COMMON STOCK

THIS CERTIFIES THAT SPECIMEN CERTIFICATE

IS THE OWNER OF *** One Thousand ***

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK PAR VALUE OF $0.0001 EACH OF

JUHL WIND, INC.

TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR. WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DAN JUHL
Chief Executive Officer

DATED: March 14, 2012

COUNTERSIGNED AND REGISTERED: [redacted]
Transfer Agent

By

Authorized Signature

SPECIMEN

JOHN MITODA
President

JUHL WIND, INC.
Corporate Seal
DELAWARE

SPECIMEN

Empire Stock Transfer Inc. (702) 818-5898
[redacted]

1549

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM (TIC)	- as tenants in common	UNIF GIFT MIN (TRANS) ACT ________ Custodian ________	
TEN ENT	- as tenants by the entireties	(UGMA) (UTMA)	(Cust) (Minor)
JT TEN (J/T)	- as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts (Transfer) to Minors Act ________ (State)

Additional abbreviations may also be used though not in the above list.

For Value Received ________________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR SOME OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

____

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

____

____

________________ *Shares*

of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and

appoint ________________ *Attorney*

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises

Dated ________________

X ________________

SIGNATURE GUARANTEE

(BY BANK, BROKER, CORPORATE OFFICER)

NOTICE: THE SIGNATURE TO THIS AGREEMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.